UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 25, 2010

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip Code)

(646) 536-2842

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2010, Take-Two Interactive Software, Inc. (the “Company”) announced that Ben Feder, its Chief Executive Officer, will be departing the Company, effective January 1, 2011.  Strauss Zelnick, the Company’s Executive Chairman, will take on the additional role of Chief Executive Officer, effective January 1, 2011.

Effective October 25, 2010, Karl Slatoff, an Executive Vice President of the Company since 2008, was named to the newly created role of Chief Operating Officer of the Company.

Additional biographical and other information regarding Messrs. Zelnick and Slatoff is set forth in the Company’s Definitive Proxy Statement for its 2010 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on February 26, 2010, which information is hereby incorporated herein by reference.

A copy of the press release announcing Mr. Feder’s departure and the appointments of Messrs. Zelnick and Slatoff is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)              Exhibits:

99.1     Press Release, dated October 29, 2010, announcing plans for a management transition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

By:	/s/ Daniel P. Emerson
Daniel P. Emerson
Senior Vice President, Associate General Counsel and Secretary

Date:  October 29, 2010

EXHIBIT INDEX

Exhibit

99.1	Press Release, dated October 29, 2010, announcing plans for a management transition.